Exhibit 10.4


                           Bear, Stearns Funding, Inc.
                               383 Madison Avenue
                            New York, New York 10179



                                                              August 16, 2005


Capital Trust, Inc.
410 Park Avenue
New York, New York  10022

                  Re: Pricing Terms for Master Repurchase Agreement, dated as of August 16, 2005, by and between
                           Bear, Stearns Funding, Inc. and Capital Trust, Inc.
                           ---------------------------------------------------

Ladies and Gentlemen:

         Reference is made to the Master Repurchase Agreement, dated as of August 16, 2005 (the "Agreement"), by and between Bear, Stearns Funding, Inc. ("Buyer") and Capital Trust, Inc. ("Seller"). The purpose of this letter agreement (the "Letter Agreement") is to set forth certain terms governing the circumstances under which the Buyer will enter into Transactions pursuant to the Agreement. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

         1. Buyer's Margin Ratio: Unless otherwise agreed by the parties (which agreement shall be documented in the related Confirmation), the Purchase Price on any Purchase Date prior to the Commitment Expiration Date shall be equal to the product of the Market Value of the Purchased Loans and the applicable Buyer's Margin Ratio listed in the chart below.

         2. Purchase Fee: The Purchase Fee shall be a one-time, up front amount, to be paid by Seller on the initial Transaction Date, equal to the product of
(i) the Maximum Aggregate Purchase Price and (ii) [****]%.

         3. Pricing Rate: The Pricing Rate with respect to each Transaction shall be one month LIBOR plus the spread listed in the chart below (unless otherwise agreed by the parties, which agreement shall be documented in the related Confirmation):



------------------

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2. Material filed separately with the Securities and Exchange Commission.


                                   Buyer's Margin Ratio and Pricing Rate Spread
                                   --------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------

Combined Property/              50.0%       55.0%       60.0%       65.0%       70.0%       75.0%        80.0%       85.0%
Underlying Assets
Loan to Value Ratio

--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
Mezzanine Loans, Junior Participations & B Notes
--------------------------------------------------------------------------------------------------------------------------------
     Buyer's Margin
     Ratio                      [****]      [****]      [****]      [****]      [****]      [****]       [****]      [****]

     Pricing Rate
     Spread (LIBOR
     plus number of
     basis points)              [****]       [****]      [****]     [****]                    [****]
                                                                                [****]                   [****]      [****]
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------


         All loan to value ratios are determined by a third-party appraiser mutually acceptable to Buyer and Seller. If an Eligible Asset is a hotel, the Buyer's Margin Ratio and the Pricing Rate may change as agreed to by the parties.

         4. Seller must enter into Transactions with respect to at least five
(5) Eligible Loans within six (6) months of the initial Purchase Date (the "Required Transactions") in order to maintain the Buyer's Margin Ratios set forth above. If Seller does not enter into the Required Transactions, Buyer shall have the right in its sole discretion to reduce the Buyer's Margin Ratios as follows: if Seller enters into Transactions with respect to three (3) or four
(4) Eligible Loans, the applicable Buyer's Margin Ratios shall be reduced by five percent (5%) and if Seller enters into Transactions with respect to one (1) or two (2) Eligible Loans, the applicable Buyer's Margin Ratios shall be reduced by ten percent (10%).

         5. If Buyer exercises its right to reduce the Buyer's Margin Ratio as provided in paragraph 3 above within six (6) months prior to the Commitment Expiration Date and Seller elects to effect an Early Repurchase Date after Buyer has exercised such right, then no Exit Fee shall be due or payable with respect to such Early Repurchase Date.

         The terms of this Letter Agreement shall supersede all prior Letter Agreements between the parties. The terms and provisions set forth in this Letter Agreement shall terminate upon the termination of the Agreement. Any agreement by Buyer to extend the term of the Agreement shall not thereby extend any of the terms and provisions set forth herein with respect to any Transactions entered into on or after any renewal of the Agreement, unless expressly agreed to by Buyer.

------------------

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2. Material filed separately with the Securities and Exchange Commission.

         This Letter Agreement may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

         This Letter Agreement shall be governed by the laws of the State of New York without giving effect to the conflicts of law principles thereof.

         In the event of any inconsistency between the terms and provisions contained herein and the Agreement, the terms and provisions of this Letter Agreement shall govern.

                                        BEAR, STEARNS FUNDING, INC.

                                        By:  /s/     Michael A. Forastiere
                                             -----------------------------
                                               Name:  Michael A. Forastiere
                                               Title: Vice President


Acknowledged and Agreed:

CAPITAL TRUST, INC.

By:  /s/     Geoffrey G. Jervis
     --------------------------
      Name: Geoffrey G. Jervis
      Title: Chief Financial Officer